IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Aquilasm Group of Funds

                    TAX-FREE TRUST OF OREGON
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                        ON MAY 8, 2000


TO SHAREHOLDERS OF THE TRUST:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust will be held:

Place:    (a) at the Oregon Convention Center
               777 N.E. Martin Luther King, Jr. Blvd.
               Portland Oregon;


Time:          (b)  on May 8, 2000
               at 2:00 p.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect ten Trustees; each Trustee
               elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected(Proposal No. 1);

                         (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending
               September 30, 2000 (Proposal No. 2);

                (iii) to act upon a proposal to change the
               fundamental policies of the Trust to allow the use of additional nationally recognized statistical rating organizations for rating obligations the Trust may purchase (Proposal No. 3); and

                         (iv) to act upon any other matters which may
               properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on February 22, 2000 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





March 27, 2000

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                    TAX-FREE TRUST OF OREGON
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust") the only series of the Cascades Trust. The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-6734 toll-free or 212-697-6666.

     The Trust's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bank National Association ("the Sub-Adviser"), 601 Second Avenue, Minneapolis, MN 55402.

     This Notice and Proxy Statement are first being mailed on or about March 27, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

     Telephone Voting

          To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Trust at http://proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Trust's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter. This policy may make it more difficult to obtain the vote required to approve Proposal No. 3.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

 The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows:
Class A Shares, $10.05; Class C Shares, $10.04; and Class Y Shares, $10.04. The meeting is expected to act only upon matters that affect the Trust as a whole.: the election of Trustees and the action on the proposals. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 28,934,766;
Class C Shares, 439,884; and Class Y Shares, 1,879,020.

On the record date, the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

Name and address    Number of shares              Percent of class
of the holder of
record

Merrill Lynch Pierce
Fenner & Smith,
Jacksonville, FL    1,948,544 Class A Shares      6.7% of the class
                    68,966 Class C Shares         15.5% of the class

Vedbush Morgan
Securities,
1600 Wilshire Blvd,
Los Angeles, CA     39,987 Class C Shares         9.0% of the class

Fiserv Securities Inc.,
One Commerce Square,
2005 Market Street,
Philadelphia, PA    67,487 Class C Shares         15.2% of the class

U.S. Bank
National Association,
P.O. Box 64010,
St. Paul, MN
(as custodian)      342,510 Class Y Shares        18.2% of the class

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES
                        (Proposal No. 1)

     At the Meeting, ten Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and all were elected by the shareholders in May 1999, except for Mr. Jensen and Mr. Shaw who were elected by the Trustee in 1999 to fill vacancies. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust and the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent. Mr. Mitchell is also an interested person as an employee of the Sub-Adviser. Interested persons are so designated by an asterisk.

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon (this Trust), Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Churchill Cash Reserves Trust, Capital Cash Management Trust, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are called the "Aquila Money-Market Funds" and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, address, positions with the Trust, age as of the record date and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position           Business Experience
with the Trust,
Address, Age,
Shares Owned

Lacy B. Herrmann*       Founder and Chairman of the Board of Aquila
Chairman of the         Management Corporation,the sponsoring
Board of Trustees       organization and Manager or Administrator
380 Madison Avenue      and/or Adviser or Sub-Adviser to the
New York, New York      Aquila Money-Market Funds, The Aquila Bond
10017                   Funds and the Aquila Equity Funds,
Age: 70                 and Founder, Chairman of the Board of
Shares Owned: 207       Trustees and (currently or until 1998)
                         President of each since its establishment,
                         beginning in 1984; Director of Aquila
                         Distributors, Inc., distributor of the above
                         funds, since 1981 and formerly Vice
                         President or Secretary, 1981-1998; President
                         and a Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to CCMT;
                         Founder and Chairman of several other money
                         market funds; Director or Trustee of OCC
                         Cash Reserves, Inc. and Quest For Value
                         Accumulation Trust, and Director or Trustee
                         of Oppenheimer Quest Value Fund, Inc.,
                         Oppenheimer Quest Global Value Fund, Inc.
                         and Oppenheimer Rochester Group of Funds,
                         each of which is an open-end investment
                         company; Trustee of Brown University, 1990-
                         1996 and currently Trustee Emeritus;
                         actively involved for many years in
                         leadership roles with university, school and
                         charitable organizations.


Vernon R. Alden         Director of Sonesta International Hotels
Trustee                 Corporation, Boston, Massachusetts
20 Park Plaza           and General Independent Partner of
Suite 1010,             the Merrill Lynch-Lee Funds; Former
Boston,                 Director of Colgate-Palmolive Company,
Massachusetts           Digital Equipment Corporation,
02116                   Intermet Corporation, The McGraw
Age: 76                 Hill and The Mead Corporations;
Shares Owned: 1,059     Chairman of the Board and Executive
                         Committee of The Boston Company, Inc.,
                         a financial services company, 1969-1978;
                         Trustee of Tax-Free Trust of Oregon (this
                         Trust) since 1988, of Hawaiian Tax-Free
                         Trust, Pacific Capital Cash Assets Trust,
                         Pacific Capital Tax-Free Cash Assets Trust
                         and Pacific Capital U.S. Government
                         Securities Cash Assets Trust since 1989, of
                         Cascades Cash Fund, 1989-1994, of
                         Narragansett Insured Tax-Free Income Fund
                         since 1992, and of Aquila Cascadia Equity
                         Fund since 1996; Associate Dean and member
                         of the faculty of Harvard University
                         Graduate School of Business Administration,
                         1951-1962; member of the faculty and Program
                         Director of Harvard Business School -
                         University of Hawaii Advanced Management
                         Program, summer of 1959 and 1960; President
                         of Ohio University, 1962-1969; Chairman of
                         The Japan Society of Boston, Inc., and
                         member of several Japan-related advisory
                         councils; Chairman of the Massachusetts
                         Business Development Council and the
                         Massachusetts Foreign Business Council, 1978-
                         1983; Trustee Emeritus, Boston Symphony
                         Orchestra; Chairman of the Massachusetts
                         Council on the Arts and Humanities, 1972-
                         1984; Member of the Board of Fellows of
                         Brown University, 1969-1986; Trustee of
                         various other cultural and educational
                         organizations; Honorary Consul General of
                         the Royal Kingdom of Thailand; Received
                         Decorations from the Emperor of Japan (1986)
                         and the King of Thailand (1996 and 1997).

David B. Frohnmayer     President, University of Oregon since
Trustee                 1994;Dean of the University of Oregon
1226 University         Law School, 1992-1994; Attorney General
of Oregon               of the State of Oregon, 1981-1991;
Eugene, OR 97403-1226    Trustee of Aquila Cascadia Equity Fund
Age: 59                 and Tax-Free Trust of Oregon
Shares Owned: 513 (1)   (this Trust) since 1997.

(1) Held jointly with his wife.


James A. Gardner        President of Gardner Associates,
Trustee                 an investment and real estate firm,
Vandervert Ranch        since 1970; President Emeritus of
Vandervert Road         Lewis and Clark College and Law
Bend, Oregon 97707      School since 1989 and President,
Age: 56                 1981-1989; Program Officer and
Shares Owned: 4,690 (2) County Representative of the Ford
                         Foundation, 1969-1981; Lecturer and
                         Assistant Director of Admissions of Harvard
                         College, 1968-1969; Member of the Oregon
                         Young Presidents Organization since 1983;
                         Member of the Council on Foreign Relations
                         since 1988; Founding Member of the Pacific
                         Council since 1995; Trustee of Tax-Free
                         Trust of Oregon (this Trust) since 1986 and
                         of Cascades Cash Fund, 1989-1994; Trustee of
                         Aquila Cascadia Equity Fund since 1996;
                         Director of the Oregon High Desert Museum
                         since 1989; active in civic, business,
                         educational and church organizations in
                         Oregon.

(2) Held with his wife as Trustees

Diana P. Herrmann, *    President and Chief Operating Officer of
Trustee and             the Manager/Administrator since 1997, a
President                Director since 1984, Secretary since 1986
380 Madison Avenue       and previously its Executive Vice
New York, New York       President, Senior Vice President
10017                   or Vice President, 1986-1997;
Age: 41                 President of various Aquila Bond and
Shares Owned: 646       Money-Market Funds since 1998; Assistant
                         Vice President, Vice President, Senior Vice
                         President or Executive Vice President of
                         Aquila Money-Market, Bond and Equity Funds
                         since 1986; Trustee of a number of Aquila
                         Money-Market, Bond and Equity Funds since
                         1995; {Trustee of Reserve Money-Market Funds
                         since 1999 and Reserve Private Equity Series
                         since 1998;} Assistant Vice President and
                         formerly Loan Officer of European American
                         Bank, 1981-1986; daughter of the Trust's
                         Chairman; Trustee of the Leopold Schepp
                         Foundation (academic scholarships) since
                         1995; actively involved in mutual fund and
                         trade associations and in college and other
                         volunteer organizations.

Sterling K. Jenson      President and Chief Executive Officer of
Trustee                 First Security Investment Management since
568 South 350 East      1995 and Senior Vice President, 1990-1995;
Farmington, Utah 84025  Chartered Financial Analyst (CFA) since
Age: 47                 1984;Trustee of Aquila Cascadia Equity
Shares Owned:0          Fund and Tax-Free Trust of Oregon (this
                         Trust); past President of Salt Lake City
                         Society of Financial Analysts (1996-1997);
                         member of various investment-related and
                         charitable organizations.

Raymond H. Lung*        Retired; Trustee of Qualivest Group of
Trustee                 Funds, 1994-1997; Executive Vice
16199 N.W. Canterwood   President and Executive Trust Officer
Way, Portland,          of U.S.National Bank of Oregon, 1989-1991;
Oregon 97229            Senior Vice President and Executive
Age: 73                 Trust Officer,1980-1989; various other
Shares Owned: 29,784 (2) management positions, 1954-1980; Member of the Executive Committee of the Trust
                         Division of American Bankers Association,
                         1986-1988; Director of Pacific Securities
                         Depository Trust Company and Pacific
                         Clearing Corporation (subsidiaries of the
                         Pacific Stock Exchange), 1980-1987; Director
                         of Collins Pine Company and Ostrander
                         Companies (lumber and oil), 1980-1990;
                         Trustee of Tax-Free Trust of Oregon (this
                         Trust) since 1992, of Cascades Cash Fund,
                         1992-1994 and of Aquila Cascadia Equity Fund
                         since 1996.

(2) Held with his wife as trustees.

John W. Mitchell*       Principal of M & H Economic
Trustee                 Consultants; Economist, Western
P.O. Box 40012          Region, for U. S. Bancorp since
Portland, Oregon        1998; Chief Economist of U.S
97240-0012              Bancorp, Portland, Oregon, 1983-1998;
Age: 55                 Professor of Boise State University,
Shares Owned: 1,811 (3) 1970-1983; Member of the Oregon
                         Governor's Council of Economic Advisors,
                         1984-1998; Chairman of the Oregon Governor's
                         Technical Advisory Committee for Tax Review
                         in 1998; Trustee of Aquila Cascadia Equity
                         Fund and Tax Free Trust of Oregon (this
                         Trust) since 1999.

(3) Held as trustee in two trusts

Richard C. Ross         President of Richard Ross Communications,
Trustee                 a consulting firm, since 1986; Senior
510 SW Country          communications consultant to Pihas,
Club Road               Schmidt, Westerdahl, advertising and
Lake Oswego,            public relations, 1986-1988; Executive
Oregon 97034            News Director of KATU Television
Age: 78                 1975-1986; News Director of KGW-TV,
Shares Owned: 5,280 (1) 1956-1975; Trustee of Tax-Free Trust of
                         Oregon (this Trust) since 1988 and of Aquila
                         Cascadia Equity Fund since 1996; Director of
                         the Portland Rose Festival since 1972;
                         Director of the Greater Portland Convention
                         & Visitors Association, 1982-1985; Director
                         of the Portland Chamber of Commerce, 1971-
                         1980; President of the Oregon chapter of the
                         National Multiple Sclerosis Society, 1984-
                         1986; Director of the Meridian Park Hospital
                         Foundation, 1984-1987; Chairman of the
                         Broadcasters Group of the Bar-Press-
                         Broadcasters professional relations
                         committee, 1964-1984; Former President of
                         the Rotary Club of East Portland and
                         currently a Director of Goodwill Industries,
                         Metropolitan Youth Symphony and the Lake
                         Oswego Community Theatre.

(1) Held Jointly with his wife

Ralph R. Shaw           General Partner, Shaw Management
Trustee                 Company, an investment counseling
400 SW Sixth Avenue,    firm, since 1980, of Shaw Venture
Suite 1100              Partners since 1983, of Shaw
Portland, Oregon        Venture Partners II since June 1987
97204-1636              and of Shaw Venture Partners III
Age: 61                 since 1994 (US Bancorp, parent of the
Shares Owned:0          Sub-Adviser, is a limited partner in the
                         last three ventures). Mr. Shaw presently
                         serves on the boards of directors of
                         Schnitzer Steel Industries, Inc., Magni
                         Systems, Inc., Micromonitors, Inc., Integra
                         Telecom, Inc. (formerly OGIT Communications,
                         Inc.), Dendreon Corporation (formerly
                         Activated Cell Therapy, Inc.), LaTIS, Inc.,
                         Industrial Devices Corporation, Telestream,
                         Inc., and 3PF.COM, Inc. (formerly
                         ComAlliance, Inc.). Additionally, he serves
                         on the Board of Advisors of K-2 Designs,
                         Inc. and as trustee of the Tax-Free Trust of
                         Oregon (this Trust). He is active in local
                         civic and charitable organizations.

James M. McCullough     Senior Vice President of Aquila
Senior Vice President   Distributors since 2000, Aquila Cascadia
1750 Aspen Court        Equity Fund, Aquila Rocky Mountain
Lake Oswego, OR         Equity Fund, Tax-Free Fund of Colorado
97034                   and Tax-Free Trust of Oregon (this Trust)
Age: 54                 since 1999; Director of Fixed Income
                         Institutional Sales, CIBC Oppenheimer & Co.
                         Inc., Seattle, WA, 1995-1999; Sales Manager,
                         Oregon Municipal Bonds, Kidder, Peabody,
                         Inc., (acquired in 1995 by Paine, Webber)
                         Portland, OR, 1994-1995.

Kerry A. Lemert         Vice President of Aquila Cascadia Equity
Vice President          Fund and Tax Free Trust of Oregon (this
2019 Lloyd Center       Trust) since 1998; Assistant Vice
Portland,               President, Black & Co., 1997-1998; Dealer-
Oregon 97232            Sales and Assistant Municipal bond trader,
Age: 45                 Pacific Crest Securities, 1994-1997;
                         Assistant Municipal Bond Trader, Registered
                         Sales Assistant, Paine Webber Inc., Portland
                         Oregon, 1988-1994; Sales Assistant, E.F.
                         Hutton & Co., Inc., Portland, Oregon, 1984-
                         1988.

Christine L. Neimeth    Vice President of Aquila Cascadia
Vice President          Equity Fund and Tax Free Trust
2019 Lloyd Center,      of Oregon (this Trust) since1998;
Portland, Oregon 97232  Management Information Systems
Age: 36                 consultant, Hillcrest Ski and
                         Sport, 1997; Institutional Municipal Bond
                         Salesperson, Pacific Crest Securities, 1996;
                         Institutional Bond Broker, Hilliard Farber
                         and Company 1991-1995; Bond Trader, Bear
                         Stearns and Company, 1989-91. Active in
                         college alumni and volunteer organizations.

Rose F. Marotta         Chief Financial Officer of the Aquila
Chief Financial Officer Money-Market, Bond and Equity Funds
380 Madison Avenue      since 1991 and Treasurer, 1981-1991;
New York, New York      formerly Treasurer of the predecessor of
10017                   CCMT; Treasurer and Director of STCM
Age: 75                 Management Company, Inc., since 1974;
                        Treasurer of Trinity Liquid Assets Trust,
                        1982-1986 and of Oxford Cash Management Fund,
                        1982-1988; Treasurer of InCap Management
                        Corporation since 1982, of the Manager since
                        1984 and of the Distributor since 1985.


Richard F. West         Treasurer of the Aquila Money-Market,
Treasurer               Bond and Equity Funds and of Aquila
380 Madison Avenue      Distributors, Inc. since 1992;
New York, New York      Associate Director of Furman Selz
10017                   Incorporated, 1991-1992; Vice
Age: 64                 President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice
                         President of Lazard Freres Institutional
                         Funds Group, Treasurer of Lazard Freres
                         Group of Investment Companies and HT Insight
                         Funds, Inc., 1986-1988; Vice President of
                         Lehman Management Co., Inc. and Assistant
                         Treasurer of Lehman Money Market Funds, 1981-
                         1985; Controller of Seligman Group of
                         Investment Companies, 1960-1980.


Edward M. W. Hines      Partner of Hollyer Brady Smith Troxell
Secretary               Barrett Rockett Hines & Mone LLP,
551 Fifth Avenue        attorneys, since 1989 and counsel,
New York, New York      1987-1989; Secretary of the Aquila
10176                   Money-Market, Bond and Equity Funds since
1982;
Age: 60                 Secretary of Trinity Liquid Assets Trust,
1982-1985
                        and Trustee of that Trust, 1985-1986;
                        Secretary of Oxford Cash Management Fund,
                        1982-1988.

John M. Herndon         Assistant Secretary of the Aquila Money-
Assistant Secretary     Market, Bond and Equity Funds since 1995
380 Madison Avenue      and Vice President of the Aquila Money-
New York, New York      Market Funds since 1990; Vice President of
10017                   the Manager since 1990 ; Investment Services
Age: 60                 Consultant and Bank Services Executive
                         of Wright Investors'Service, a registered
                         investment adviser, 1983-1989; Member of the
                         American Finance Association, the Western
                         Finance Association and the Society of
                         Quantitative Analysts.


     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 1999, the Trust paid a total of $81,359 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.
     The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other Trusts in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Trust               Group of Funds      serves

Vernon R.
Alden          $8,735              $49,155             7

David B.
Frohnmayer     $7,200              $8,350              2

James A.
Gardner        $8,745              $10,245             2

Sterling K.
Jensen         $350                $700                2

Raymond H.
Lung           $9,200              $11,688             2


John W.
Mitchell       $6,000              $7,050              2

Richard C.
Ross           $8,702              $10,202             2

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a Trust and by his wife. During the fiscal year ended September 30, 1999 the Trust paid $1,345,097 in management fees.

     During the fiscal year ended September 30, 1999, $482,779 was paid under Part I of the Trust's Distribution Plan with respect to the Trust's Class A shares to Qualified Recipients. Of that amount, $14,550 was paid to the Distributor. During the same period $15,831 was paid to Qualified Recipients under Part II of the Plan with respect to the Trust's Class C Shares.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 2)

     KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending September 30, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Manager or the Trust's Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    CONSIDERATION OF A CHANGE
               IN THE TRUST'S FUNDAMENTAL POLICIES
                 TO ALLOW THE USE OF ADDITIONAL
      NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS
          FOR RATING OBLIGATIONS THE TRUST MAY PURCHASE
                        (Proposal No. 3)


     Since beginning operations, the Trust has had a fundamental policy that defines the "investment-grade" securities the Trust may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current fundamental policy of the Trust has the effect of requiring the Trust either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO. Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Trust and its shareholders to change the fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards Fitch employs in rating bonds are comparable to those of Moody's and that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED CHANGE IN THE
TRUST'S FUNDAMENTAL POLICIES DESCRIBED ABOVE BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.


     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.



                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        IMPORTANT NOTICE
                     PLEASE READ IMMEDIATELY


                    TAX-FREE TRUST OF OREGON

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    to be held on MAY 8, 2000

                         PROXY STATEMENT

                    TAX-FREE TRUST OF OREGON

          PROXY FOR SHAREHOLDERS MEETING MAY 8, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of TAX-FREE TRUST OF OREGON (the "Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, May 8, 2000 at the Oregon Convention Center, 777 N. E. Martin Luther King Jr. Blvd, Portland, Oregon, at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Telephone Voting (Touch-tone only)

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet voting

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS INDICATED.

      As to any other matter said proxies shall vote in accordance with their best judgment.

     Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, call us at 1-800-872-6734, or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE TRUST OF OREGON

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     1.Vote on Trustees(Proposal No.1 in Proxy Statement)

      Election of Trustees

     1) Lacy B. Herrmann*; 2) Vernon R Alden; 3) David B. Frohnmayer; 4) James A. Gardner; 5) Diana P. Herrmann*; 6) Sterling K. Jenson; 7) Raymond H. Lung*; 8) John W. Mitchell*; 9) Richard C. Ross; 10) Ralph R. Shaw.

          *interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s) on the line below.

________________


     2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

Please indicate if you plan to attend one of the Shareholder
Meetings.


     I plan to attend the annual meeting in Portland .[__]


     I plan to attend the outreach meeting in Medford .[__]